                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                     ALLIED BANKSHARES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per  Exchange Act  Rules 0-11(c)(1)(ii),  14a-6(i)(1), 14a-6(i)(2)  or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee  computed  on   table  below   per  Exchange   Act  Rules   14a-6(i)(4)
     and 0-11.
     1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
     5) Total fee paid:
        ------------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:
        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     3) Filing Party:
        ------------------------------------------------------------------------
     4) Date Filed:
        ------------------------------------------------------------------------

                            ALLIED BANKSHARES, INC.
                                 P.O. BOX 1020
                                149 MAIN STREET
                             THOMSON, GEORGIA 30824

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 9, 1996

To the Shareholders of Allied Bankshares, Inc.:

    The Annual Meeting of the shareholders of ALLIED BANKSHARES, INC. (the "Company") will be held on Tuesday, April 9, 1996, at 1:30 p.m. at the Thomson-McDuffie County Library, 338 Main Street, Thomson, Georgia, for the purpose of considering and voting upon:

           1. The election of eight directors to constitute the Board of Directors of the Company to serve until the next annual meeting of
    shareholders   and  thereafter  until  their   successors  are  elected  and
    qualified;

           2. Such other business as may properly come before the meeting or any adjournment thereof.

    Only shareholders of record at the close of business on February 9, 1996, will be entitled to notice of and to vote at the meeting or any adjournment thereof.

    A Proxy Statement and a Proxy solicited by the Board of Directors are enclosed herewith. Please sign, date and return the Proxy promptly in the enclosed business reply envelope. If you attend the meeting, you may, if you wish, withdraw your Proxy and vote in person.

    Also,   enclosed  is  a  copy  of   the  Company's  1995  Annual  Report  to
Shareholders.

                                           By Order of the Board of Directors
                                           Ben O. Howell, Jr.
                                           SECRETARY

March 13, 1996

                                IMPORTANT NOTICE

    WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY IN THE POSTAGE PAID ENVELOPE WHICH HAS BEEN PROVIDED.

                            ALLIED BANKSHARES, INC.
                                 P.O. BOX 1020
                                149 MAIN STREET
                             THOMSON, GEORGIA 30824

                         ANNUAL MEETING OF SHAREHOLDERS
                             ---------------------

                                PROXY STATEMENT
                             ---------------------

    The enclosed proxy is solicited on behalf of the Board of Directors of Allied Bankshares, Inc. (the "Company") in connection with the Annual Meeting of Shareholders of the Company to be held on Tuesday, April 9, 1996 (the "Annual Meeting"). The enclosed proxy is for use at the Annual Meeting if a shareholder is unable to attend the Annual Meeting in person or wishes to have his shares voted by proxy even if he attends the Annual Meeting. The proxy may be revoked at any time before it is exercised by the respective shareholder providing notice to the Corporate Secretary of the Company, by submitting a proxy having a later date, or by the shareholder appearing at the Annual Meeting and electing to vote in person. All shares represented by valid proxies received pursuant to this solicitation and not revoked before they are exercised will be voted in the manner specified therein. If no specification is made, the proxies will be voted in favor of approval of each of the proposals described below. The expense of solicitation, which is not expected to exceed the normal expense of a proxy solicitation for a meeting at which directors are elected, will be borne by the Company. This Proxy Statement and the enclosed proxy are being first mailed to the Company's shareholders on or about March 14, 1996.

    The close of business on February 9, 1996 has been set as the record date for the determination of shareholders entitled to vote at the meeting. On February 28, 1996, the total number of outstanding shares of the Company's Common Stock (the only voting securities of the Company) was 12,648,943, each of which is entitled to one vote.

    The Company's principal executive offices are located at 149 Main Street, Thomson, Georgia 30824.

                       PROPOSAL 1. ELECTION OF DIRECTORS

    The Company's by-laws provide for a Board of Directors consisting of not fewer than five, nor more than twenty-five, persons. The Board of Directors, in accordance with the by-laws, has fixed the number of directors for 1996 at eight. All directors, when elected, will serve for a term extending until the next Annual Meeting of shareholders and thereafter, if reelected, or until their successors are elected and qualified. Each present member of the Board of Directors has been nominated to stand for reelection at the Annual Meeting in 1996.

    The presence in person or by proxy of the holders of more than one-half of the shares outstanding and entitled to vote shall constitute a quorum. If a quorum is present, a plurality of the shares represented at the meeting and entitled to vote shall be necessary for the election of directors.

                  EFFECT OF ABSTENTIONS AND BROKER NON-VOTES.

    With respect to the election of directors, abstentions and broker non-votes will be included in determining whether a quorum is present at the meeting. Provided a quorum is present, neither a broker non-vote nor an abstention will have any effect on the outcome of the vote for any proposal including the election of directors.

    THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE NOMINEES LISTED BELOW. PROXIES, UNLESS INDICATED TO THE CONTRARY, WILL BE VOTED "FOR" THE LISTED NOMINEES.

    The following table sets forth the name of each nominee for director of the Company, his age, positions held, and a brief description of his principal occupation and business experience for the preceding five years. Except as otherwise indicated, each nominee has been or was engaged in his present or last principal occupation, in the same or a similar position, for more than five years.

NAME                                AGE     BUSINESS EXPERIENCE
-------------------------------     ---     ---------------------------------------------------------------------------
Boone A. Knox (1)(2)                59      A  director since 1984, he is Chairman  of the Board of Directors and Chief
                                              Executive Officer of the Company.
Robert E. Knox, Jr. (1)(4)          50      A director since  1984, he is  a partner in  the law firm  of Knox &  Swan,
                                              Thomson, Georgia.
John W. Lee                         57      A  former director from 1984 through 1989,  in 1993 he retired as President of GIW  Industries,  Inc.  an  iron  and  steel  foundry  which  produces specialized pumps and castings.
Brooks Pennington (3)               70      A  director since  1985, he  is Chairman of  the Board  of Pennington Seed,
                                              Inc., a national distributor of lawn seed and related seed products.
Brooks Pennington, III (3)          41      A director since 1985,  he is President and  General Counsel of  Pennington
                                              Seed, Inc.
James H. Rigsby, Jr.                48      A director since 1986, he has been President and Chief Operating Officer of the Company since 1986.
Jack B. Smith                       64      A  director since  1994, he  retired in  1995 as  Chairman of  the Board of
                                              Hoover Treated Wood Products, Inc.
James E. Wilson, Jr.                73      A director  since 1984,  he is  Vice  President of  Wilson Homes,  Inc.,  a
                                              partner in Wilson Farms, a partnership which has land investments, and an investor in two motels.

------------------------
(1) Boone A. Knox and Robert E. Knox, Jr. are first cousins.

(2) Boone A. Knox also serves as a director on the Board of Cousins Properties Incorporated, a publicly held Atlanta-based real estate development company.

(3) Brooks Pennington, III is the son of Brooks Pennington.

(4) Robert E. Knox, Jr. serves as counsel for the Company and its subsidiary banks. During 1995, Mr. Knox's law firm, Knox and Swan, was paid legal fees totaling $31,302 for legal services performed for the Company in the normal course of business.

                       EXECUTIVE OFFICERS OF THE COMPANY

    Set forth below are the names, ages, titles, and descriptions of the prior business experience of the executive officers of the Company. The executive officers are elected by the Board of Directors for one-year terms in January of each year and serve until their successors are elected and qualified.

    BOONE A. KNOX, 59 years of age, has been Chairman of the Board of Directors and Chief Executive Officer of the Company since its formation in 1984. He served as President and Chief Executive Officer of the Allied Bank of Georgia from 1975 through 1986 and is currently the Chairman of its Board of Directors. Additionally, Mr. Knox is a director of Cousins Properties Incorporated, a publicly held Atlanta-based real estate development company located in Atlanta, Georgia.

    JAMES H. RIGSBY, JR., 48 years of age, has been President and Chief Operating Officer of the Company since 1986.

    W. TATTNALL THOMPSON, IV, 46 years of age, is Vice President of the Company and has been employed by the Company since 1985.

    BEN O. HOWELL, JR., 42 years of age, is Secretary/Treasurer and Chief Financial Officer of the Company and has been employed by the Company since 1985.

                        REPORT ON EXECUTIVE COMPENSATION

INTRODUCTION

    Executive compensation decisions are made by the Executive Committee of the Board of Directors. The Executive Committee believes that the actions of each executive officer have the potential to impact the short-term and long-term profitability of the Company. Consequently, the Committee considers its task of designing and administrating executive compensation to be very important.

    The  Executive   Committee  approved   both  1995   bonuses  and   executive
compensation in November 1995.

COMPENSATION POLICY

    The Executive Committee's Executive Compensation Policy is designed to provide a competitive level of compensation, reward above-average long-term performance and assist the Company in attracting and maintaining qualified executives. The Stock Price Performance Graph on page 5 illustrates the Company's performance over the past five years.

BASE SALARY

    Base salary represents the minimum labor cost to the Company. Factors considered in setting base salary are the scope and authority of the position, the responsibility given to the executive, the length of service with the Company, individual performance and the salaries paid by other banks of similar size and profitability for similar positions.

BONUSES

    Prior to 1992, generally all officers and employees of the Company received a portion of their annual compensation at the end of the year in the form of a "bonus" payment. This system was changed beginning in January of 1992. Bonuses are paid to key executives or employees at the discretion of the Executive Committee based on the performance of the Company and for significant or exceptional performance by the executive.

STOCK INCENTIVE PLAN

    The Company does not offer any stock incentive plans to its executives. However, each executive officer owns common stock of the Company.

PROFIT SHARING PLAN

    The Company has a qualified profit sharing plan which includes all eligible employees and officers of the Company.

CHIEF EXECUTIVE OFFICER COMPENSATION

    Mr. Knox was paid $154,000 in base salary for 1995. Mr. Knox's compensation as CEO was based on the excellent financial results of the Company for 1995-net income of $9.2 million or $.73 per share-and performance ratios of the Company for 1995-a return on average assets of 1.73% and a return on average equity of 14.68%.

    Mr. Knox's compensation for 1995 was determined by Messrs. Robert E. Knox, Jr. and James E. Wilson, Jr., outside directors. The committee recommended that Mr. Knox be paid a $40,000 cash bonus for 1995.

    The Executive Committee believes that the salaries of the Company's executive officers are reasonable and provide for the interests and needs of the Company to operate its business at a reasonable cost, provide the necessary incentive for the executive officers to achieve superior performance and maximize the value of the Company's stock for the shareholders.

    The following table sets forth the annual and other compensation paid by the Company to Boone A. Knox, Chairman of the Board and Chief Executive Officer of the Company, and James H. Rigsby, Jr., President and Chief Operating Officer of the Company (the "Named Officers"), the only Company officers whose total compensation for 1995 exceeded $100,000.

                           SUMMARY COMPENSATION TABLE

                                                       ANNUAL COMPENSATION

                                                                           ALL
                                                                          OTHER
   NAME AND PRINCIPAL POSITION        YEAR      SALARY       BONUS     COMPENSATION
Boone A. Knox                            1995  $ 154,000  $  40,000     $  33,529(1)
  CHAIRMAN OF THE BOARD AND              1994    154,000         --        29,536
  CHIEF EXECUTIVE OFFICER                1993    154,000         --        23,376

James H. Rigsby, Jr.                     1995  $  94,000  $  25,000     $   7,520(2)
  PRESIDENT AND                          1994     94,000     25,000         5,640
  CHIEF OPERATING OFFICER                1993     94,000     25,000         1,880

------------------------
(1) Other compensation received by Mr. Knox during 1995 included a company contribution to a defined-contribution plan of $12,000, company paid split-dollar life insurance benefit of $20,296 consisting of a P.S. 58 term insurance cost of $5,604 and an estimated current benefit of $14,692 and a $250,000 term-life insurance policy with an estimated current benefit of $1,233.

(2) Other compensation received by Mr. Rigsby during 1995 included a company contribution to a defined-contribution plan of $7,520.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION IN COMPENSATION DECISIONS

    Mr. Knox and Mr. Rigsby were not involved in determining their own levels of compensation and were not present at the Executive Committee meeting while their performance or bonus was considered or discussed. There are no committee interlocks between the Board and the compensation committee of any other entity.
                                         Boone A. Knox
                                         Robert E. Knox, Jr.
                                         James H. Rigsby, Jr.
                                         James E. Wilson, Jr.

                         STOCK PRICE PERFORMANCE GRAPH

    The graph below compares the five year cumulative total return to the shareholders of Allied Bankshares, Inc. to the Center for Research in Securities Prices (CRSP) Total Return Index for The NASDAQ Stock Market Index (U.S. Companies) and the CRSP Total Return Index for NASDAQ Bank Stocks assuming a quarterly reinvestment of dividends beginning December 31, 1990 and ending December 31, 1995.

                 Assumes $100 Invested on December 31, 1990 in
            Allied Bankshares, Inc., Stock, the NASDAQ Stock Market
                    Index and the NASDAQ Bank Stocks Index.

                    TRANSACTIONS WITH MANAGEMENT AND OTHERS

    Certain of the executive officers, directors and principal shareholders of the Company and its subsidiaries, and affiliates of such persons, have from time to time engaged in banking transactions with the Company's subsidiary banks and are expected to continue such relationships in the future. All loans or other extensions of credit made by the Company's subsidiary banks to such individuals were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with unaffiliated third parties and did not involve more than the normal risk of collectibility or present other unfavorable features. As of December 31, 1995, loans to executive officers, directors, and principal shareholders of the Company and its subsidiaries and to affiliates of such persons amounted to $8.3 million in the aggregate.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table provides the numbers of shares and percentage of outstanding shares which were beneficially owned as of February 29, 1996 by: (i) "persons" (as that term is defined by the Securities and Exchange Commission) who are known to the Company to be the beneficial owners of more than 5% of the Common Stock (the Company's only class of voting securities); (ii) the present directors of the Company; (iii) the Named Officers and other executive officers of the Company and (iv) all directors and executive officers of the Company as a group.

                                                                                      NUMBER OF SHARES
                                      NAME OF                                               OWNED        PERCENT OF
                                  BENEFICIAL OWNER                                      BENEFICIALLY*       CLASS
                                 -----------------                                    -----------------  -----------
Ben O. Howell, Jr.(1)(3)............................................................          350,552         2.77%
Boone A. Knox(2)(3)(4)(5)...........................................................        2,902,827        22.95
Robert E. Knox, Jr.(6)..............................................................          745,671         5.90
John W. Lee (7).....................................................................           68,537         0.54
Brooks Pennington(2)(8)(9)..........................................................          789,325         6.24
Brooks Pennington, III(8)(10)(11)...................................................          303,786         2.40
James H. Rigsby, Jr.(3)(5)..........................................................          580,581         4.59
Jack B. Smith.......................................................................            4,038          .03
W. Tattnall Thompson, IV(12)........................................................           43,984         0.35
James E. Wilson, Jr.(13)............................................................          367,930         2.91
All Directors and Executive Officers as a group
 (10 persons, eliminating duplications).............................................        4,824,610        38.14

------------------------
* Information relating to beneficial ownership of common stock is based upon "beneficial ownership" concepts set forth in rules of the SEC under Section 13(d) of the Securities Exchange Act of 1934, as amended. Under such rules a person is deemed to be a "beneficial owner" of a security if that person has or shares "voting power," which includes the power to vote or direct the voting of such security, or "investment power," which includes the power to dispose or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any security of which that person has the right to acquire beneficial ownership within sixty (60) days. Under the rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he has no beneficial interest. For instance, beneficial ownership includes spouses, minor children and other relatives residing in the same household, and trusts, partnerships, corporations or deferred compensation plans which are affiliated with the principal.

 (1)Includes 2,236 shares owned by Mr. Howell's wife, as to which he disclaims beneficial ownership.

 (2)Boone A. Knox has the same mailing address as the Company. Brooks Pennington's mailing address is Pennington Seed, Inc., P. O. Box 290, Madison, Georgia 30650.

 (3)Includes 346,402 shares held by the Allied Bankshares, Inc. Profit Sharing Plan and Trust of which Messrs. Knox, Rigsby, and Howell are trustees and share voting and investment power.

 (4)Includes 1,718,750 shares held by the Knox Family Trust, of which Mr. Knox is the sole trustee, and 429,822 shares held by the Knox Foundation, of which Mr. Knox and Peter S. Knox, III are co-trustees.

 (5)Includes 188,980 shares held by BT Investments, an investment partnership in which Messrs. Knox and Rigsby are general partners and share voting and investment power.

 (6)Includes 38,715 shares owned by Mr. Knox, Jr. as custodian for his children, 2,101 shares owned by Mr. Knox's wife and 261,812 shares owned by the Estate of Robert E. Knox, Sr. of which Mr. Knox is a co-executor. Mr. Knox's mailing address is P.O. Box 539, Thomson, Georgia 30824.

 (7)Includes 8,724 shares owned by Mr. Lee's wife, as to which he disclaims beneficial ownership.

 (8)Includes 100,299 shares owned by Pennington Seed, Inc., of which Messrs. Pennington and Pennington, III are officers and directors and share voting and investment power.

 (9)Includes 11,213 shares owned by Mr. Pennington's wife, as to which he disclaims beneficial ownership.

(10)Includes 53,893 shares owned by Mr. Pennington, III's wife individually and 10,952 shares owned by Mrs. Pennington, III as custodian for Mr. and Mrs. Pennington, III's children, as to which he disclaims beneficial ownership and 23,960 shares held by Mr. Pennington, III as custodian for Mr. and Mrs. Pennington, III's children.

(11)Includes 14,468 shares owned by Pennington Seed, Inc. Profit Sharing Plan of which Mr. Pennington, III is trustee and holds voting and investment power.

(12)Includes 470 shares held by Mr. Thompson's wife, as to which he disclaims beneficial interest.

(13)Includes 92,697 shares owned by Mr. Wilson's wife, as to which he disclaims beneficial ownership.

                             LATE FILINGS OF FORM 4

    Directors Brooks Pennington and Brooks Pennington, III each filed a Form 4 for December 1995 one day late in January 1996, due to severe winter weather in Washington, DC, which prevented courier deliveries on the day the report was due.

               MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

    The Board of Directors held four meetings during 1995. All of the directors attended 75% of such meetings and the meetings of each committee of the Board on which they served, with the exception of Director Robert E. Knox, Jr., who missed two Board of Directors meetings.

    The Board of Directors has an Executive Committee composed of Boone A. Knox, Robert E. Knox, Jr., James H. Rigsby, Jr. and James E. Wilson, Jr. The Executive Committee, which is empowered to conduct the business of the Company between Board meetings, met once in 1995. The Executive Committee acts on all executive officer compensation matters.

    The Board of Directors does not have a standing nominating or compensation committee.

    The Board of Directors has a standing Audit Committee which is composed of Robert E. Knox, Jr. and James E. Wilson, Jr. The Audit Committee has the responsibility of reviewing the Company's financial statements, evaluating internal accounting controls, reviewing reports of regulatory authorities and determining that all audits and examinations required by law are performed. It recommends to the Board the appointment of the independent auditors for the next fiscal year, reviews and approves their audit plan and reviews with the independent auditors the results of their audit and management's response thereto. The Audit Committee also reviews the adequacy of the internal audit budget and personnel, the internal audit plan and schedule, and results of audits and loan reviews performed by the internal audit staff. The Audit Committee is responsible for overseeing the entire audit function and appraising the effectiveness of internal and external audit efforts. The Audit Committee reports its findings to the Board of Directors. The Audit Committee met one time during 1995.

    Directors who are not employees of the Company receive fees of $100 for each Board meeting attended and $50.00 for each committee meeting attended. Directors who are Company employees receive no compensation for their service on the Board or its committees.

                         INDEPENDENT PUBLIC ACCOUNTANTS

    Arthur Andersen LLP has been the independent public accountant for the Company since 1985 and has been selected by the Company to serve as the Company's independent public accounting firm for 1996. Representatives of Arthur Andersen LLP are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so and to respond to appropriate questions.

                       OTHER MATTERS THAT MAY COME BEFORE
                               THE ANNUAL MEETING

    The management of the Company knows of no matters other than those stated above that are to be brought before the 1996 Annual Meeting. However, if any other matter should be presented for consideration and voting at the Annual Meeting or any adjournment thereof, it is the intention of the persons named in the enclosed form of Proxy to vote the Proxy in accordance with their judgment of what is in the best interest of the Company.

                           SHAREHOLDER PROPOSALS FOR
                              1997 ANNUAL MEETING

    Any shareholder may present a proposal for consideration at future meetings of the shareholders. The procedures which a shareholder must follow to submit a proposal are fully set forth in Rule 14a-8 of the General Rules and Regulations adopted by the Securities and Exchange Commission under the Exchange Act.

    Among other requirements of the rule is a requirement that proposals for consideration at the next annual meeting of the Company's shareholders must be received at the Company's principal office not later than November 13, 1996.

                                 ANNUAL REPORTS

    THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH PERSON WHOSE PROXY IS SOLICITED, ON THE WRITTEN REQUEST OF SUCH PERSON, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR 1995. ANY SUCH WRITTEN REQUEST SHOULD BE SENT TO BEN O. HOWELL, JR., SECRETARY, ALLIED BANKSHARES, INC., P.O. BOX 1020, THOMSON, GEORGIA 30824.

MARCH 13, 1996                                           ALLIED BANKSHARES, INC.

P                        ALLIED BANKSHARES, INC.
            P.O. Box 1020, 149 Main Street, Thomson, Georgia 30824
R        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

O  The undersinged hereby appoints Boone A. Knox, Robert E. Knox, Jr. and James
   E. Wilson, Jr. as Proxies, each with full power to appoint his substitute, X and hereby authorizes them to represent and to vote as designated on the reverse side, all the shares of common stock of Allied Bankshares, Inc. held Y of record by the undersigned on February 9, 1996, at the Annual Meeting of
   Shareholders to be held on April 9, 1996, or any adjournment thereof.





                                (CONTINUED, AND TO BE SIGNED ON REVERSE SIDE)

       PLEASE MARK YOUR
/ X /  VOTES AS IN THIS
       EXAMPLE.


1. ELECTION OF DIRECTORS
FOR all   / / WITHHOLD / / Nominees: J. W. Lee       B. Pennington, III 2. In their discretion   FOR AGAINST ABSTAIN
nominees      AUTHORITY              B. A. Knox      J. H. Rigsby, Jr.     the Proxies are
listed        to vote                R. E. Knox, Jr. J. B. Smith           authorized to vote    / /   / /     / /
(except       for all                B. Pennington   J. E. Wilson, Jr.     upon such other
as marked     nominees                                                     business as may
to the        listed                                                       properly come before
contrary                                                                   the meeting.
below)

(INSTRUCTION: To withhold authority to vote for any individual nominee write that nominee's name on the space provided below.)

-----------------------------


                                                               This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made this proxy will be voted for the election of all listed nominees and at their discretion, on any other matter that may properly come before the meeting.



SIGNATURE(S) ___________________________________ DATE ___________________, 1996      PLEASE MARK, SIGN, DATE AND
Instructions: Please sign above exactly as your name appears hereon. When            RETURN THIS PROXY CARD PROMPTLY
shares are held by joint tenants, both should sign. When signing as attorney,        USING THE ENCLOSED ENVELOPE.
executor, administrator, trustee or guardian, please give full title as such.
If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.